ADVANCED SERIES TRUST

AST Federated Aggressive Growth Portfolio

AST Jennison Large-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

Supplement dated September 25, 2014 to the

Statement of Additional Information dated April 28, 2014

This supplement should be read in conjunction with your Advanced Series Trust (the Trust) Statement of Additional Information (the SAI), dated April 28, 2014 and should be retained for future reference. The AST Federated Aggressive Growth Portfolio (the Federated Portfolio), the AST Jennison Large-Cap Value Portfolio (the Jennison Portfolio) and the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus.

A.	AST Federated Aggressive Growth Portfolio: New Subadvisory Arrangement and Name Change

The Board of Trustees of the Trust recently approved replacing Federal Equity Management Company of Pennsylvania/Federated Global Investment Management Corp. (Federated) as the subadviser for the Federated Portfolio with two subadvisers: Wellington Management Company LLP and RS Investment Management Co. LLC (RS Investments). The Federated Portfolio will also be renamed the AST Small-Cap Growth Opportunities Portfolio. These changes are expected to become effective on or about November 24, 2014.

To reflect these changes, the SAI is revised as follows, effective on November 24, 2014:

         I.            All references to Federated are hereby deleted from the SAI.

       II.            All references in the SAI to AST Federated Aggressive Growth Portfolio are hereby changed to AST Small-Cap Growth Opportunities Portfolio.

III.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all references and information pertaining to Federated with respect to the Federated Portfolio and substituting the following information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST Small-Cap Growth Opportunities Portfolio	RS Investment Management Co. LLC	0.55% of average daily net assets to $100 million;
0.50% of average daily net assets over $100 million but not exceeding $200 million;
0.45% of average daily net assets over $200 million but not exceeding $250 million;
0.40% of average daily net assets over $250 million but not exceeding $300 million;
0.35% of average daily net assets over $300 million
	Wellington Management Company LLP	0.46 of average daily net assets.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all references and information pertaining to Federated with respect to the Federated Portfolio and substituting the following information set forth below:

AST Small-Cap Growth Opportunities Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
RS Investment Management Co. LLC	Stephen J. Bishop*	10/$3,140,000,000	None	8/$1,000,000,000 2/$85,000,000	None
	Melissa Chadwick-Dunn*	9/$2,940,000,000	None	8/$1,000,000,000 2/$85,000,000	None
	D. Scott Tracy, CFA*	9/$2,940,000,000	None	8/$1,000,000,000 2/$85,000,000	None
Wellington Management Company LLP	Mammen Chally, CFA**	15/$7,003,625,711	3/$136,725,571	2/$296,140,131	None

* As of August 31, 2014.

** As of July 31, 2014.

       V.            In Part I of the SAI, in the section entitled “PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES”, the existing discussion pertaining to Federated is hereby deleted, and the following new discussion pertaining to RS Investments is hereby added to the section:

RS Investment Management Co. LLC

COMPENSATION. RS Investments’ investment professionals receive cash compensation that is a combination of salary and bonus.

RS Investments’ investment professionals are organized in teams. In most cases, an individual is a member of one team, but in some cases an individual contributes to multiple teams. For the purposes of compensation, the firm has four operating investment teams: Hard Assets, Value, Growth, and Emerging Markets.

Individual salary levels are set by the team leader(s) or the team as a whole in consultation with the Chief Executive Officer, taking into account current industry norms and market data.

Bonuses are set taking into account both individual contribution and team contributions. Aggregated team-wide bonus totals are determined by the RS Investments Executive Committee. An individual investment professional’s bonus is determined by the team leader(s) or the team as a whole and the Chief Executive Officer with approval by the Executive Committee based on number of factors, including:

•         The individual’s contribution to investment performance and consistency of performance over one-, three-, and five-year periods as described above;

•         Qualitative assessment of an individual’s contributions (distinct from fund and account performance); and

•         Experience in the industry and in the specific role in which the individual operates.

The factors set forth above may be weighted in different ways for different groups based on the nature of the investment strategies run by each team.

In addition, RS Investments’ investment professionals typically benefit from the opportunity to hold ownership interests (or options to purchase ownership interests) in the firm. To the extent an individual holds an ownership interest, he or she participates in overall firm profits.

In the case of an employee of an RS Investments-affiliated company outside the U.S. who is an “associated person” of RS Investments and who serves as portfolio manager of a fund, the factors described above are applied independently by each RS Investments-affiliated company that employs such a portfolio manager. In such cases, RS Investments compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by RS Investments on the shared service of the portfolio manager.

CONFLICTS OF INTEREST. Whenever a portfolio manager of a fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategies of the other accounts and potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the fund and such other accounts. RS Investments and its related persons, for themselves or their clients, may take a conflicting position in a security in which RS Investments has invested client assets. For example, RS Investments and its related persons, on behalf of themselves or their clients, may sell a security that a client of RS Investments continues to hold, or may buy a security that RS Investments has sold for a client.

RS Investments is not obligated to acquire for any account any security that RS Investments and its related persons may acquire for their own accounts or for the account of any other client. In addition, RS Investments may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, RS Investments may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, RS Investments may, in its discretion, cause one account that it manages to hold a security after RS Investments has caused another similarly managed account to sell the same security; or RS Investments may, in its discretion, cause one account that it manages to buy a security before RS Investments causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by RS Investments for one client may disadvantage another client.

RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale.

VI.	The discussion in Appendix II of the SAI entitled “APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS” relating to Federated is hereby deleted, and the following new discussion pertaining to RS Investments is hereby added to the Appendix II:

RS INVESTMENT MANAGEMENT CO. LLC
PROXY VOTING POLICIES AND PROCEDURES

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investment Management Co. LLC (“RS”) votes the securities owned by its advisory clients for which RS exercises voting authority and discretion (the “Proxies”). The advisory clients for which RS votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; RS takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to RS, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which RS votes on all matters submitted to security holders is to act in a manner consistent with the best interest of its clients, without subrogating the clients’ interests to those of RS. RS does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of RS or its affiliates do not affect our voting decisions on behalf of our clients. All RS personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of RS to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, RS reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of RS, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of RS to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Registered investment company clients disclose the votes cast on their behalf by RS in accordance with their legal and regulatory requirements. Any other institutional client of RS can obtain details of how RS has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members. The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel. The Chief Executive Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee. The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine. In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

RS has retained a proxy service voting provider (the “Proxy Voting Service Provider”) to vote Proxies for the accounts of its advisory clients. The Proxy Voting Service Provider prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as RS. The Proxy Voting Service Provider receives a daily electronic feed of all holdings in RS’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voting Service Provider. The Proxy Voting Service Provider monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use the Proxy Voting Service Provider, there is generally no physical handling of Proxies by RS personnel.

RS has adopted proxy voting guidelines (the “Guidelines”) that set forth how RS plans to vote on specific matters presented for shareholder vote. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from RS, the Proxy Voting Service Provider will automatically vote in accordance with the Guidelines.

RS reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its clients, taking into consideration all relevant facts and circumstances at the time of the vote. See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, the Proxy Voting Service Provider posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that the Proxy Voting Service Provider has prepared with respect to the vote. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires RS to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes RS should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between RS, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by RS to the company on whose behalf Proxies are being solicited, personal shareholdings of any RS personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override.

The Compliance Department will instruct the Proxy Voting Service Provider accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable, the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
•	data regarding client holdings in the relevant issuer;
•	information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;
•	the vote indicated by the Guidelines, together with any relevant information provided by the Proxy Voting Service Provider; and
•	the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by the Proxy Voting Service Provider or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee. The Committee will review any information provided by the Proxy Voting Service Provider or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst. If, after this review, the Committee agrees with the Proxy Voting Service Provider that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of RS. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification. If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct the Proxy Voting Service Provider to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
•	data regarding client holdings in the relevant issuer;

•	information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;
•	analysis prepared by the Proxy Voting Service Provider with respect to the Special Vote; and other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform the Proxy Voting Service Provider of this decision and instruct the Proxy Voting Service Provider to vote the Special Vote accordingly. The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by RS personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

RS, or the Proxy Voting Service Provider, as RS’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•	a copy of these policies and procedures;
•	proxy statements received regarding client securities are maintained by the Proxy Voting Service Provider;
•	a record of each vote cast is maintained by the Proxy Voting Service Provider, and such records are accessible to designated RS personnel at any time;
•	a copy of any document created by RS that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•         each written client request for proxy voting records and RS’ written response to any (written or oral) client request for such records.

B.	AST Jennison Large-Cap Value Portfolio: New Subadvisory Arrangement and Name Change

The Board of Trustees of the Trust recently approved replacing Jennison Associates LLC (Jennison) as the subadviser to the Jennison Portfolio with Robeco Investment Management, Inc., d/b/a Boston Partners (Boston Partners). The Jennison Portfolio will also be renamed the AST Boston Partners Large-Cap Value Portfolio. These changes are expected to become effective on or about November 24, 2014.

To reflect these changes, the SAI is revised as follows, effective on November 24, 2014:

         I.            All references in the SAI to AST Jennison Large-Cap Value Portfolio are hereby changed to AST Boston Partners Large-Cap Value Portfolio.

       II.            The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all references and information pertaining to Jennison with respect to the Jennison Portfolio and substituting the following information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Boston Partners Large-Cap Value Portfolio	Boston Partners	0.275% of average daily net assets to $200 million;
0.25% of average daily net assets from $200 million to $400 million;
0.225% of average daily net assets from $400 million to $750 million;
0.20% of average daily net assets over $750 million

III.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all references and information pertaining to Jennison with respect to the Jennison Portfolio and substituting the following information set forth below:

AST Boston Partners Large-Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
Boston Partners	Mark E. Donovan, CFA*	4/$9,874,581,904	7/$5,707,034,846	157/$8,446,435,155 4/$223,007,119	None
	David J. Pyle, CFA*	4/$9,874,581,904	7/$5,707,034,846	157/$8,446,435,155 4/$223,007,119	None

* As of July 31, 2014.

IV.	The following is added to the section of the SAI entitled “PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES”:

Robeco Investment Management, Inc., d/b/a Boston Partners (Boston Partners)

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
3.	Investment Team Performance: the financial results of the investment group; and
4.	Firm-wide Performance: the overall financial performance of Boston Partners.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

Boston Partners recognizes that conflicts are inherent in any investment advisory business with respect to the management of client accounts. These conflicts include, but are not limited to, simultaneous management of different types of accounts, activities with affiliated entities, value-added investors, access to material non-public information, and selective disclosure. In addition, side-by-side management of registered investment companies, hedge funds and separately managed accounts pose particular conflicts such as differing fee structures, differing investments selected for the various vehicles, inappropriate or unsupported valuations, and inequitable allocation and aggregation trading practices. Boston Partners has taken each of these conflicts into consideration and has developed reasonable policies and procedures designed to monitor and mitigate the conflicts. Additionally, Boston Partners discloses these conflicts to clients in its Form ADV.

       V.            The following discussion is added to the section of the SAI entitled “APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS”:

BOSTON PARTNERS AND WEISS PECK & GREER

PROXY VOTING POLICY SUMMARY

Boston Partners’ Proxy Policy Committee (the “Committee”) is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Guidelines”) and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out its responsibilities with respect to proxy activities for Boston Partners and Weiss, Peck & Greer, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Guidelines. While Boston

Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

Boston Partners’ Guidelines were developed in conjunction with ISS and predominantly follow a combination of their standard and PVS (Taft-Hartley) guidelines. In determining how proxies should be voted, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship.

Boston Partners has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals. In addition, Boston Partners has outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on Boston Partners’ behalf. Although Boston Partners has instructed ISS to vote in accordance with the Guidelines, Boston Partners retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. Boston Partners may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with Boston Partners’ predetermined Guidelines. Because Boston Partners votes proxies based on predetermined Guidelines, Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients. However, Boston Partners may deviate from the Guidelines in certain circumstances or its Guidelines may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Guidelines or if its Guidelines do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Guidelines to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Disclosures

A copy of Boston Partners’ Proxy Voting Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from Boston Partners’ relationship manager.

Wrap Program account clients may obtain information regarding Boston Partners’ policies and procedures or their voting record by contacting Boston Partners at (866) 762-6699.

C.	AST New Discovery Asset Allocation Portfolio: New Subadvisory Arrangements

The Board of Trustees of the Trust recently approved replacing Bradford & Marzec LLC (Bradford & Marzec) with Longfellow Investment Management Co. LLC (Longfellow) as the subadviser for the core plus fixed-income sleeve of the New Discovery Portfolio, and replacing Brown Advisory, LLC (Brown Advisory) with Vision Capital Management, Inc. (Vision Capital) as the subadviser for the large-cap growth sleeve of the New Discovery Portfolio. These changes are expected to become effective on or about November 24, 2014.

To reflect these changes, the SAI is revised as follows, effective on November 24, 2014:

         I.            All references to Bradford & Marzec are hereby deleted from the SAI.

II.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all information pertaining to the New Discovery Portfolio and substituting the following information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Portfolio	Portfolio
AST New Discovery Asset Allocation Portfolio	Epoch Investment Partners, Inc.	0.275% of sleeve average daily net assets to $1 billion; 0.20% of sleeve average daily net assets exceeding $1 billion
	Security Investors, LLC	0.250% of sleeve average daily net assets to $250 million; 0.20% of sleeve average daily net assets exceeding $250 million
	EARNEST Partners, LLC	0.45% of sleeve average daily net assets
	Thompson, Siegel & Walmsley LLC	0.40% of sleeve average daily net assets to $500 million; 0.350% of sleeve average daily net assets exceeding $500 million
	C.S. McKee, LP	0.20% of sleeve average daily net assets to $100 million; 0.150% of sleeve average daily net assets over $100 million to $200 million; 0.10% of sleeve average daily net assets exceeding $200 million
	Parametric Portfolio Associates LLC	0.10% of sleeve average daily net assets
	Longfellow Investment Management Co. LLC	0.20% of sleeve average daily net assets to $100 million; 0.18% of sleeve average daily net assets over $100 million to $200 million; 0.16% of sleeve average daily net assets exceeding $200 million
Vision Capital Management, Inc.	0.35% of sleeve average daily net assets on the first $50 million
0.25% of sleeve average daily net assets from $50 million to $100 million
0.20% of sleeve average daily net assets exceeding $100 million

Notes to Subadviser Fee Rate Table:

Vision Capital: Vision Capital’s standard pricing for its large-cap growth strategy is as follows:

▪	0.65% on the first $25 million;
▪	0.50% on the next $25 million;
▪	0.40% on the next $50 million;
▪	0.30% on all assets over $100 million.

III.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all information pertaining to the New Discovery Portfolio and substituting the following information set forth below:

AST New Discovery Asset Allocation Portfolio*
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
C.S. McKee, LP*	Greg Melvin	3/$410,955,850	8/$200,078,965	504/$10,929,787,946	None
	Bryan Johanson	3/$410,955,850	8/$200,078,965	465/$10,804,179,367	None
	Brian Allen	3/$410,955,850	8/$200,078,965	465/$10,804,179,367	None
	Jack White	3/$410,955,850	8/$200,078,965	465/$10,804,179,367	None
	Andrew Faderewski	3/$410,955,850	8/$200,078,965	465/$10,804,179,367	None
EARNEST Partners, LLC*	Paul E. Viera	14/$4,506,264,000	29/$2,194,188,000	175/$12,410,262,000 6/$1,316,394,000	None
Epoch Investment Partners, Inc.*	David Pearl	10/$2,144,000,000	24/$8,454,000,000 2/$175,000,000	80/$9,315,000,000 14/$2,239,000,000	None
	Janet Navon	6/$1,181,000,000	8/$2,046,000,000	10/$719,000,000	None
	Michael Welhoelter	21/$11,507,000,000	47/$13,723,000,000 2/$175,000,000	154/$15,779,000,000 17/$2,684,000,000	None
Longfellow Investment Management Co. LLC*	Barbara J. McKenna, CFA	2/$746,000,000	2/$470,000,000	48/$4,385,000,000	None
	David C. Stuehr, CFA	2/$746,000,000	2/$470,000,000	33/$175,000,000	None
Parametric Portfolio Associates LLC*	Justin Henne, CFA	None	None	179/$43,499,928,310	None
	Daniel Wamre, CFA	23/$742,012,145	None	179/$43,499,928,310	None
Security Investors, LLC*	Mark A. Mitchell, CFA	4/$632,694,018	2/$9,577,735	12/$679,620,538	None
Thompson, Siegel & Walmsley LLC*	Brandon Harrell, CFA	6/$2,334,300,000	2/$164,900,000	5/$1,075,700,000	None
Vision Capital Management, Inc.**	Suzanne P. McGrath	None	None	325/$932,000,000	None
	Marina L. Johnson, CFA	None	None	325/$932,000,000	None
	Jeffrey L. Schmidt, CFA	None	None	325/$932,000,000	None
Prudential Investments LLC*	Brian Ahrens	8/$39,593,000,000	None	None	None
	Andrei O. Marinich, CFA	8/$39,593,000,000	None	None	None

* As of July 31, 2014.

** As of June 30, 2014.

IV.	In Part I of the SAI, in the section entitled “PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES”, the existing discussion pertaining to Bradford & Marzec is hereby deleted, and the following new discussion pertaining to RS Investments and Vision Capital is hereby added to the section:

Longfellow Investment Management Co. LLC

COMPENSATION. Longfellow’s professionals receive a base salary that considers their responsibilities and their experience. They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm. Longfellow is 100% owned by 5 employees. Owners receive a portion of the firm’s profits in addition to base salary and bonus.

CONFLICTS. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account. This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts. Longfellow has adopted policies and procedures to address such conflicts.

Vision Capital Management, Inc.

COMPENSATION. Vision Capital investment professionals are compensated via a combination of fixed and variable compensation. All professionals are paid a base salary. In addition to a base salary, employees have the opportunity to earn bonus compensation based upon personal and firm-wide performance and participate in the firm’s profit sharing plan. Employees are also offered, on a discretionary basis, the opportunity to become equity owners in the firm.

CONFLICTS. Vision Capital has adopted policies and procedures that are designed to reasonably detect, prevent and address various potential conflicts of interest that may arise and immediately remedy any conflicts to ensure that all clients and accounts are treated fairly and equitably. Examples of potential conflicts of interest that could arise at Vision Capital include:

Multiple Strategies: Managing more than one strategy inherently creates an environment where the resources (time, capacity of knowledge, depth of knowledge) of the Investment Team can deteriorate. Vision mitigates this conflict by utilizing one investment approach for each strategy utilizing a model portfolio so that all like accounts are managed efficiently to a model within their strategy.

Multiple Accounts: Managing multiple accounts or client types (Investment Company, separate account institutions or individuals) can also compete for firm resources. Other potential conflicts managing multiple accounts include favoring certain clients or certain types of accounts. Such favorable treatment could lead to better opportunities, more favorable allocations or increased returns for certain accounts and potentially higher revenue for Vision Capital. Vision Capital has policies and procedures in place, including a brokerage practices policy to mitigate these potential conflicts of interest.

Aggregation, Allocation & Best Execution: Conflicts of interest can arise during trade aggregation, account allocation, broker selection and price execution. Vision Capital has an obligation to execute securities transactions for clients in such a manner that the clients’ total cost or proceeds in each transaction is most favorable under the circumstances and has a brokerage practices policy that is designed to mitigate these potential conflicts of interest.

Personal Trading: Conflicts of interest may arise when Vision Capital employees personally invest in securities also held in client accounts. Vision Capital addresses this potential conflict with policies and procedures designed to prevent and detect personal trading activity that may conflict, or even appear to conflict, with client account activity.

Proxy Voting: A client’s perspective may differ from Vision Capital’s with respect to a matter for which Vision Capital has proxy voting authority. Vision Capital’s policies and procedures state the Compliance Officer and CIO will utilize best efforts to identify any conflicts of interest and resolve with the client.

Gifts & Entertainment: Occasionally, Vision employees will receive or provide gifts or entertainment during the regular course of business. Vision Capital has policies and procedures to address actual, or perceived, conflicts of interest with respect to providing and/or receiving gifts and entertainment.

Nepotism: Family members working together can present a conflict of interest. President Sue McGrath (mother) and CIO Marina Johnson (daughter) have worked together at Vision since founding the firm in 1999. Vision Capital has policies and procedures in place to mitigate any conflicts that may arise from this relationship in a business environment.

V.	The discussion in Appendix II of the SAI entitled “APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS” relating to Bradford & Marzec is hereby deleted, and the following new discussion pertaining to RS Investments and Vision Capital is hereby added to the Appendix II:

LONGFELLOW INVESTMENT MANAGEMENT CO. LLC

PROXY VOTING POLICY

Where the power to vote proxies has been delegated to Longfellow Investment Management Co. LLC (LIM), LIM has the responsibility for voting in a manner that is in the best economic interests of the client. LIM shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment. In some instances LIM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest is insignificant or the cost of voting the proxy outweighs the benefit to the client’s portfolio. In voting on each and every issue, LIM shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. Proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. LIM would generally vote for proposals that increase shareholder value and maintain or increase shareholder rights. LIM will generally vote for management proposals for merger or reorganization. LIM will generally vote for the selection of independent auditors. Where LIM perceives that the proposal, if approved, would tend to limit or reduce the economic value of the client’s investment, LIM will generally vote against it. There may be instances where the interests of LIM may conflict or appear to conflict with the interests of its clients. For example: a situation where a portfolio holding is a client or an affiliate of a client of LIM. In such situations LIM, consistent with its duty of care and duty of loyalty, may engage an independent third party to determine how the proxy should be voted.

VISION CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

Vision Capital Management, Inc. ("VCM") acknowledges that, as a fiduciary under various investment accounts, including accounts held by plans subject to the Employment Retirement Income Security Act ("ERISA"), VCM has the responsibility to manage the clients' assets in the best interest of the clients, and, if applicable, the clients' participants and beneficiaries. VCM also recognizes that, by voting proxies on securities owned by its clients, VCM may have an impact on the value of the clients' assets. VCM will vote such proxies solely in the best interest of the clients, and, if applicable, the clients' participants and beneficiaries.

I.	Proxy Voting Procedures

VCM will adhere to the following procedures in voting clients' proxies:

(A)	Vision’s Chief Compliance Officer (CCO) will monitor corporate actions of companies whose securities are included in any client's investment portfolio and will collect from the client's custodian proxies issued with respect to such securities held on the record date.
(B)	The CCO will review each proxy statement accompanying the proxy to determine the issues to be voted upon. When controversial, these issues will be discussed with the Chief Investment Officer (CIO) to determine the voting decision to maximize the value of the clients' investment portfolios or otherwise serve the clients' best interest.
(C)	VCM will vote in accordance with the voting guidelines provided in Section II below. VCM will generally vote on each matter, so as to avoid any default voting decisions; however, VCM may refrain from voting a proxy when such decision, in VCM's opinion, is in the client's best interest.
(D)	Occasionally, VCM's interest and a client's interest may conflict on a matter with respect to which VCM has voting authority. Together the CCO and CIO will use their best efforts to identify such conflicts of interest and resolve them, in their discretion, in one of the following ways based on consideration of the time involved, the expense of resolving the conflict, and the materiality of the conflict:
1.	By disclosing to the client the nature of the conflict between VCM's and the client's interests with respect to a matter requiring a voting decision, explaining how VCM intends to vote on the matter, and obtaining the client's written consent to such vote prior to voting;
2.	By securing a recommendation as to what voting decision is in the client's best interest from a qualified independent third party; or
3.	By voting on the matter as pre-determined by the voting guidelines provided in Section II below.
(E)	After the voting decisions are made in accordance with items A through D above, the CCO will vote the proxy and submit it in accordance with the timelines provided in the applicable proxy materials.
(F)	Any contact by vote solicitors is required to be in writing and will be reviewed by the CCO and/or the CIO.

II.	Voting Guidelines

In making a proxy voting decision, VCM will generally follow the guidelines outlined below. If these guidelines do not cover any proposal included in proxy materials, VCM will make voting decisions on a case-by-case basis. Voting decisions will include considerations of how well a company has managed its resources over a sustained period of time and how the company's management plans to increase shareholder value. In addition, all voting decisions will be consistent with VCM's fiduciary duty and its criteria for evaluating the benefit of corporate actions to shareholders. The foregoing considerations may cause VCM to vote proxies in a manner other than prescribed in these guidelines under appropriate conditions.

(A)	Routine Issues.

VCM generally votes with management on routine issues, including the following:

•         Uncontested election of directors.

•         Ratification of appointment of auditors.

•         Increase in authorized common stock.

•         Limitation of directors' and officers' liability consistent with relevant laws.

•         Elimination of preemptive rights.

•         Amendment of Articles of Incorporation or Bylaws to reflect changes in laws and/or regulations.

•         Change of date, time and/or location of annual meetings.

•         Approval of stock splits.

(B)	Other Issues.

VCM generally votes in favor of the following matters:

•         Requirement for "poison pills," "blank check" preferred stock, "golden parachutes" and stock incentive plans to be submitted to shareholders for approval.

•         Elimination of classified Boards of Directors.

•         Requirement for a majority of Board members to be independent.

•         Approval of cumulative voting.

•         Approval of stock incentive plans, including stock options and other stock purchase rights to be awarded to key employees, if the proposed number of shares, together with all of the company's existing stock incentive programs, does not exceed 50 percent of the total shares outstanding.

•         Approval of employee savings, investment, thrift and ESOP plans for the company's employees.

•         Proposals to require each director to own a certain number of shares or to require the company to offer options as part of director compensation.

•         Elimination of retirement benefits to outside directors.

•         Approval of reincorporation under the laws of a different state.

•         Approval of merger or consolidation of several affiliated companies or subsidiaries.

•         Requirement for confidential voting.

VCM generally votes against the following matters:

•         Establishment of classified Boards of Directors.

•         Proposal to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights.

•         Social issue proposals that inhibit a company's business, such as proposals to prohibit business dealings with communist countries.

•         Requirement for disclosing the company's political contributions.

•         Proposals to prohibit reelection of outside directors after a certain number of years on the Board or upon payment of retirement benefits to outside directors.

•         Proposals granting retirement benefits to outside directors.

(C)	Special Considerations.

•         Merger/acquisition proposals are reviewed on a case-by-case basis by taking at least the following factors into consideration:

-	whether the proposed acquisition price represents fair value;
-	whether shareholders could realize greater value through other means; and
-	whether all shareholders receive equal/fair treatment under the terms of the merger/acquisition.

•         Restructuring/recapitalization proposals are reviewed on a case-by-case basis taking at least the following factors into consideration:

-	whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and
-	whether the company's longer-term prospects will be positively affected by the proposal.

III.	Recordkeeping

VCM will maintain the following records for five years (retention during the first two years must be in VCM's offices):

(A)	A copy of this Proxy Voting Policy, including any amendments hereto or modifications hereof as VCM may from time to time make;
(B)	Records of votes cast by VCM on behalf of its clients;
(C)	Records of written requests by clients for their proxy voting information and copies of any written responses of VCM to written or oral requests for such information;
(D)	Any document prepared by VCM, its affiliates or agents, in connection with any voting decision or memorializing the basis for such decision; and
(E)	Copies of proxy statements issued with respect to the securities of clients for whom VCM exercises voting authority; provided, however, that, at VCM's option, VCM may rely on proxy statements filed on the EDGAR system instead of retaining its own copies of such documents.

VCM will also maintain a record of client accounts and will periodically confirm with the applicable custodians that all accounts for which VCM votes proxies are properly coded to reflect VCM's proxy voting authority. VCM's records will enable each client, including named fiduciaries of a plan client or other agents, to review VCM's voting procedures, as well as actions taken in individual voting situations on behalf of that client.

At any time, a client may request a copy of this Proxy Voting Policy or of VCM's proxy voting record with respect to securities held by that client by contacting VCM by telephone or by submitting a written request to VCM. Within seven days of receiving the client's written or oral request, VCM will send to the client the requested information by first class mail or comparable delivery method.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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